UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2018 (June 19, 2018)

Commission file number: 333-208934

RELIANT SERVICE INC.

(Exact name of registrant as specified in its charter)

Nevada	36-4806481
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Room 1202, No. 22-2625 Pingliang Road, Yangpu District, Shanghai, China.

(Address of principal executive offices)

86- 13166667122

(Company’s Telephone Number, Including Area Code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement

On June 19, 2018, Reliant Service Inc., a Nevada corporation (hereinafter referred to as “RLLT” or “Company”), Coolpaul Holding Group Limited., a Republic of Seychelles limited liability company (“CPRC”), three stockholders set forth in Schedule A, who collectively hold 100% of the issued and outstanding capital stock of CPRC (the “Stockholders”), entered into a share exchange agreement (the “Share Exchange Agreement”). Pursuant to the Share Exchange Agreement, the Company will issue 60,000,000 shares (the “New Shares”) of the Company’s common stock to the Shareholders (or their designees), and transfer these New Shares to the Stockholders (or their designees), which collectively shall represent 92.3% of the issued and outstanding common stock of the Company immediately after the closing, in exchange for 400,000,000 ordinary shares of CPRC (the “CPRC Shares”), representing 100% of the issued share capital of CPRC. As a result of the exchange of the CPRC Shares for the New Shares (the “Share Exchange”), CPRC will become a wholly owned subsidiary of the Company and there will be a change of control of the Company following the closing.

The Share Exchange will be subject to customary closing conditions. A copy of the Agreement dated June 19, 2018 is filed as Exhibit 10.1 to this Form 8-K. The foregoing description of the Share Exchange does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 10.1 hereto, and which is incorporated herein by reference.

The New Shares to be issued in connection with the Share Exchange will not be registered under the Securities Act, and will be issued in reliance upon the exemption from registration provided by Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). Certificates representing these shares will contain a legend stating the restrictions applicable to such shares.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The securities described above will be issued in reliance upon exemptions from registration pursuant to Regulation S under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Share Exchange Agreement dated June 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2018	Reliant Service Inc.

	By:	/s/ Zhu Ming
Zhu Ming, CEO